Exhibit 99.1

Report of Independent Accountants

To the Board of Directors of IPFS Corporation

We have examined the assertion of management of IPFS Corporation (the “Sponsor”) and PFS Financing Corp. (the “Issuer”) (collectively referred to as “management”), included in the accompanying Report of Management on Compliance, that the Series 2020-A Premium Finance Asset Backed Fixed Rate Notes Class A (the “Securities”), CUSIP#69335P DP7 of PFS Financing Corp. described in the preliminary offering memorandum dated June 8, 2020 complied with the stated eligibility criteria for the underlying assets under the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”) set forth in the Report of Management on Compliance, hereinafter referred to as the “specified requirements” or “TALF Underlying Assets Eligibility Criteria,” (“management’s assertion”). Management is responsible for its assertion. Our responsibility is to express an opinion on management’s assertion about the Securities’ compliance with the specified requirements based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the examination to obtain reasonable assurance about whether management’s assertion about compliance with the specified requirements is fairly stated, in all material respects. An examination involves performing procedures to obtain evidence about whether management’s assertion is fairly stated, in all material respects. The nature, timing, and extent of the procedures selected depend on our judgment, including an assessment of the risks of material misstatement of management’s assertion, whether due to fraud or error. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for our opinion.

The procedures that included evaluating evidence about the individual assets’ eligibility based on the specified requirements, and the results thereof, are described in Exhibit 1 accompanying this report.

Our examination does not provide a legal determination on the Securities’ compliance with the TALF Underlying Assets Eligibility Criteria nor does it address other criteria beyond those set forth in the accompanying Report of Management on Compliance.

In our opinion, management’s assertion that the Securities complied with the TALF Underlying Assets Eligibility Criteria set forth in the accompanying Report of Management on Compliance as of June 8, 2020 is fairly stated, in all material respects.

This report is intended solely for the information and use of the Sponsor, the Issuer, the Federal Reserve Bank of New York, the U.S. Department of the Treasury and TALF II LLC, and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

PricewaterhouseCoopers, LLP

Los Angeles, California

June 8, 2020

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, CA 90017

T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

Report of Management on Compliance

June 8, 2020

We, as members of management of IPFS Corporation (the “Sponsor”) and PFS Financing Corp. (the “Issuer”) are responsible for the compliance of the Series 2020-A Premium Finance Asset Backed Fixed Rate Notes, Class A (the “Securities”), CUSIP# 69335P DP7 of PFS Financing Corp. described in the preliminary offering memorandum dated June 8, 2020 with the Federal Reserve’s Term Asset Backed Securities Loan Facility (“TALF”) eligibility criteria relating to the underlying assets in the Securities, hereinafter referred to as the “TALF Underlying Assets Eligibility Criteria.”  Terms used herein that are defined or explained in the terms and conditions, or in FAQs or other interpretative material published by the Federal Reserve Bank of New York, shall have the meanings provided in such terms and conditions, FAQs or other interpretive material.(1)  We have performed an evaluation of the Securities’ compliance with the requirements of the TALF Underlying Assets Eligibility Criteria, as of June 8, 2020.

Based on this evaluation, we assert that as of June 8, 2020, the Securities complied with the following requirements:

•                  The underlying assets are insurance premium finance loans and do not include exposures that are themselves cash ABS or synthetic ABS.

•                  At least 95% of the dollar amount of the underlying assets in the Securities are exposures that are (a) originated by U.S.-organized entities (including U.S. branches or agencies of foreign banks) and (b) made to U.S.-domiciled obligors.

•                  The Issuer will acquire ownership of each premium finance loan in its entirety (as opposed to merely a participation or beneficial interest).

•                  The Securities are being issued to refinance existing premium finance ABS that matured or mature on or after January 1, 2020 and prior to the TALF Termination Date and have been issued in amounts no greater than the amount of the maturing ABS.

As described in the “Issuer and Sponsor Certification as to TALF Eligibility for ABS” for newly-issued ABS included in such preliminary offering memorandum dated June 8, 2020, the eligibility criteria under TALF address additional matters beyond those addressed in this Report of Management on Compliance.

(1)               The terms and conditions, FAQs and other interpretive materials are available on FRBNY’s website at https://www.newyorkfed.org/markets/term-asset-backed-securities-loan-facility.

/s/ Bryan J. Andres	/s/ Bryan J. Andres
Bryan J. Andres	Bryan J. Andres
Executive Vice President & CFO	Senior Vice President & Treasurer

IPFS Corporation	PFS Financing Corp.

Exhibit 1

Procedures that included evaluating evidence about the individual assets’ eligibility based on the specified requirements

We performed procedures as part of the examination of the assertion of management of IPFS Corporation (the “Sponsor”) and PFS Financing Corp. (the “Issuer”) (collectively referred to as “management”), included in the accompanying Report of Management on Compliance, that the Series 2020-A Premium Finance Asset Backed Fixed Rate Notes, Class A (the “Securities”), CUSIP#69335P DP7 of PFS Financing Corp. described in the preliminary offering memorandum dated June 8, 2020 complied with the stated eligibility criteria for the underlying assets under the Federal Reserve Bank of New York’s Term Asset-Backed Securities Loan Facility (“TALF”). Certain of those procedures performed are “due diligence” procedures pursuant to certain provisions of 17 CFR 240.17g-10 (“Due Diligence Procedures”). The Due Diligence Procedures performed and the results thereof, are set forth below. We did not perform procedures and should not be regarded as having in any way warranted or as having given any assurance as to any of the items detailed in SEC Rule 17g-10 (d)(1) (ii) through (v).

Management Assertion	Due Diligence Procedures(2)	Results of Procedures
The underlying assets are insurance premium finance loans and do not include exposures that are themselves cash ABS or synthetic ABS.

We selected 65 premium finance loans and compared the asset type information in the data file provided by the Sponsor to the premium finance agreement provided by the Sponsor.

In addition, for each of the 65 selections, we observed the asset type, as described in the premium finance agreement provided by the Sponsor, was an insurance premium finance loan and not a cash ABS or synthetic ABS.

No exceptions were observed.

At least 95% of the dollar amount of the underlying assets in the securities are exposures that are (a) originated by U.S.-organized entities (including U.S. branches or agencies of foreign banks) and (b) made to U.S.-domiciled obligors.

We selected 65 premium finance loans and compared the borrower’s residence state or territory information in the data file provided by the Sponsor to the state or territory information shown on the premium finance agreement provided by the Sponsor.

In addition, for 60 selections from the population of premium finance loans originated by US-organized entities, as indicated by the Sponsor on the data file, we observed that the originators’s address as per the premium finance agreement was in the US.

In addition, for 5 selections from the population of premium finance loans originated by Canada-organized entities, as indicated by the Sponsor on the data file, we observed that the originator’s address as per the premium finance agreement was in Canada.

No exceptions were observed.

(2) In accordance with American Institute of Certified Public Accountants Audit Sampling Guide, the sample sizes described herein were determined utilizing a confidence level of 95.0%, an expected error rate of 0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5%.

Management Assertion	Due Diligence Procedures	Results of Procedures
The Issuer will acquire ownership of each premium finance loan in its entirety (as opposed to merely a participation or beneficial interest).

We selected 65 premium finance loans and inspected the monthly bill of sale document provided by the Sponsor for each of the selections to determine that each was included in the purchase agreement provided by the Sponsor.

In addition, for each of the 65 selections, we compared the balance of each premium finance loan in the premium finance agreement provided by the Sponsor minus the amount of principal paid by the borrower between the date of the premium finance agreement and the date of the purchase agreement to the balance of the premium finance loan shown in the purchase agreement provided by the Sponsor and observed that 100% of the then principal balance was acquired by the Issuer.

No exceptions were observed